                                                                   Exhibit 10.37

                                                                  EXECUTION COPY


                         EVANS INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT (this "Agreement") is executed as of February 22nd, 2001, by and among the following parties:


UBIQUITEL COMPANIES:

         1.       UbiquiTel Inc., a Delaware corporation ("UbiquiTel Parent");

         2. UbiquiTel Operating Company, a Delaware corporation and wholly-owned subsidiary of UbiquiTel Parent ("UbiquiTel");

UBIQUITEL AFFILIATES (INDIVIDUALLY, A "MERGER SUB" AND COLLECTIVELY, THE "MERGER SUBS"):

         1. UVMS I, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub I");

         2. UVMS II, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub II");

         3. UVMS III, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub III");

         4. UVMS IV, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub IV");

         5. UVMS V, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub V");

         6. UVMS VI, Inc., a California corporation and wholly-owned subsidiary of UbiquiTel Parent ("Merger Sub VI");

EVANS:

         1.       J.H. Evans Inc., a California corporation ("Evans");

THE EVANS STOCKHOLDERS:

         1. The individual Evans stockholders, who in the aggregate own at least 95% of the issued and outstanding capital stock of Evans, listed on Exhibit A attached ("Evans Stockholders").

                                    RECITALS

         A. UbiquiTel Parent, UbiquiTel, the Merger Subs, VIA Wireless, LLC, a California limited liability company ("LLC"), the Members, including Central Valley Cellular Inc., a California corporation and wholly-owned subsidiary of Evans ("CVC"), and the Stockholders, including the Evans Stockholders, have entered into a Merger Agreement of even date ("Merger Agreement") pursuant to which UbiquiTel Parent will acquire all of the Members' Interests of LLC. To acquire the Member's Interest of CVC, Merger Sub V may merge with and into Evan (the "Evans Merger").

         B. Evans has engaged in various business activities in addition to its ownership of CVC. The parties agree that UbiquiTel Parent, UbiquiTel and the Merger Subs shall not incur any liabilities with respect to such business activities. To that end, UbiquiTel Parent, UbiquiTel, the Merger Subs and the Evans Stockholders have agreed that as a condition to UbiquiTel Parent and UbiquiTel's execution of the Merger Agreement and the payment of the Merger Consideration to the Stockholders, including the Evans Stockholders, each of the Evans Stockholders will indemnify UbiquiTel Parent, UbiquiTel and the Merger Subs with respect to the conduct of the business of Evans (other than the business of CVC) prior to the Closing Date (as defined in the Merger Agreement).

         C. Capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Merger Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. INDEMNIFICATION OF UBIQUITEL. In the event the Evans Mergers occurs, subject to the terms and conditions of this Agreement, the Evans Stockholders, jointly and severally, shall defend, indemnify and hold harmless UbiquiTel Parent, UbiquiTel, the Merger Subs, their Affiliates, and Evans (but only as the surviving corporation in a merger with Merger Sub V), and their respective directors, officers, employees, agents, advisors, attorneys, accountants, and consultants (collectively, the "UbiquiTel Indemnitees"), from and against, and promptly reimburse the UbiquiTel Indemnitees for, any loss, expense, damage, deficiency, liability, claim or obligation, including investigative costs, costs of defense, settlement costs, and attorneys' and accountants' fees (collectively, "Losses") that any UbiquiTel Indemnitee suffers or incurs or to which any UbiquiTel Indemnitee becomes subject, whether arising before or after the Effective Time, which Losses arise out of or in connection with or relate to the activities and business of Evans (other than the business of CVC) prior to the Effective Time, including without limitation any and all claims by third parties (governmental or private) for business torts, breach of contract, and claims for malicious or intentional misconduct, fraud, personal injury, property damage, worker's compensation, and Taxes. For the avoidance of doubt, the indemnification obligations provided by this Agreement do not extend to losses arising out of the business and operations of the LLC. Notwithstanding the foregoing, the Evans Stockholders shall be responsible for Taxes only to the extent such Taxes (i) have not been paid by Evans on or before the Closing Date, and (ii) have not been taken into account in computing Net Assets pursuant to Section 1.2(b)(ii)(B) of the Merger Agreement or the Tax Return adjustment amount pursuant to Section 1.2(b)(ii)(B)(III) of the Merger Agreement.

         2. SHARE OF LIABILITY. If any Evans Stockholder ("Paying Stockholder") is required to pay or is held liable for any amount with respect to an indemnified claim, each of the other Evans Stockholders ("Remaining Evans Stockholders") shall be liable to the Paying Stockholder for, and shall contribute to and hold the Paying Stockholder harmless from and against, an amount equal to such Stockholder's proportionate share of such liability (based upon the aggregate dollar value of the Merger Consideration received by such Stockholder pursuant to the Merger Agreement) as adjusted to account for a default by any Stockholder in meeting its obligations hereunder. Any such amounts shall be paid within five days of the date any Paying Stockholder is held liable for, or is required to pay, an indemnified claim.

         3. PAYMENTS. All indemnification payments made under this Agreement shall be made to UbiquiTel and deemed adjustments to the Merger Consideration received by the Evans Stockholders.

         4. EXCLUSIVITY. In the absence of fraud, the indemnification provisions of this Agreement shall be the exclusive remedy for any Losses.

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         5.       NOTICE AND OPPORTUNITY TO DEFEND.

                  (a) NOTICE, ETC. If a UbiquiTel Indemnitee receives notice of any third-party claim or commencement of any third-party action or proceeding (an "Asserted Liability") with respect to which the Evans Stockholders are obligated to provide indemnification pursuant to this Agreement, such UbiquiTel Indemnitee shall promptly give all Evans Stockholders notice thereof. The failure of a UbiquiTel Indemnitee so to notify an Evans Stockholder shall not cause any UbiquiTel Indemnitee to lose its rights to indemnification under this Agreement, except to the extent that such failure materially prejudices an Evans Stockholder's ability to defend against an Asserted Liability that such Evans Stockholder has the right to defend against hereunder (and except as otherwise set forth in this Agreement). Such notice shall describe the Asserted Liability in reasonable detail, and if practicable shall indicate the amount (which may be estimated) of the Losses that have been or may be asserted by a UbiquiTel Indemnitee. Upon receiving such written notice, each of the Evans Stockholders shall defend against the Asserted Liability on behalf of a UbiquiTel Indemnitee using counsel selected by Evans Stockholders, unless (i) the UbiquiTel Indemnitee reasonably objects to the assumption of such defense on the grounds that counsel for such Evans Stockholder cannot represent both such UbiquiTel Indemnitee and such Evans Stockholder because such representation would be reasonably likely to result in a conflict of interest or because there may be defenses available to such UbiquiTel Indemnitee that are not available to such Evans Stockholder, (ii) such Evans Stockholder is not capable (by reason of insufficient financial capacity, bankruptcy, receivership, liquidation, managerial deadlock, managerial neglect or similar events) of maintaining a reasonable defense of such action or proceeding, or (iii) the action or proceeding seeks injunctive or other equitable relief against such UbiquiTel Indemnitee. In the event that a UbiquiTel Indemnitee has elected to defend against an Asserted Liability under clause (i) or (iii) above, Evans Stockholders shall be entitled to participate in such defense through counsel selected by them to the extent necessary to mitigate their liability under this Agreement. In the event the Evans Stockholders elect to conduct the defense, they are entitled to have exclusive control over the defense and settlement thereof and the UbiquiTel Indemnitees will cooperate and make available to the Evans Stockholders such assistance and materials as they may reasonably request, at the Evans Stockholders' expense. Notwithstanding the foregoing, the Evans Stockholders shall not be entitled to control, but may participate in, and the UbiquiTel Indemnitees shall be entitled to have sole control over, the defense or settlement of any claim that (i) seeks a temporary restraining order, preliminary or permanent injunction or specific performance against the UbiquiTel Indemnitees, or (ii) would impose liability on the part of the UbiquiTel Indemnitees for which the UbiquiTel Indemnitees are not entitled to indemnification hereunder. If the Evans Stockholders fail promptly to defend, contest, or otherwise protect in a timely manner against any such Asserted Liability, the UbiquiTel Indemnitee shall have the right, but not the obligation, to defend, contest, or otherwise protect against the same.

                  (b) DEFENSE COSTS. If any Evans Stockholder defends an Asserted Liability in accordance with Section 5(a), it shall do so at its own expense and shall be responsible for the costs of defense, investigative costs, attorneys' fees or other expenses incurred to defend the Asserted Liability (collectively, the "Defense Costs"). If the UbiquiTel Indemnitees assume the defense of an Asserted Liability by reason of clauses (i), (ii) or
(iii) of subsection (a) above, or because the Evans Stockholders fail to assume the defense, then such Evans Stockholders shall indemnify the UbiquiTel Indemnitees for their Defense Costs; PROVIDED, HOWEVER, the Evans Stockholders shall not be liable for the costs of more than one counsel for all UbiquiTel Indemnitees in any one jurisdiction.

                  (c) SETTLEMENT. An Evans Stockholder may settle any Asserted Liability (i) without the consent of the Ubiquitel Indemnittees, if such settlement requires only the payment of money and provides a complete release for the UbiquiTel Indemnitees, or (ii) the UbiquiTel Indemnitees consent to the settlement. At the request of an Evans Stockholder, a UbiquiTel Indemnitee shall join in any settlement that complies with this Section 5(c) to the extent necessary to conclude it.

                  (d) COOPERATION; ACCESS TO BOOKS AND RECORDS. A UbiquiTel Indemnittee asserting a right to indemnification under this Agreement shall cooperate in and with the Evans Stockholders in the defense of an Asserted Liability to the extent such cooperation is reasonably necessary; provided, however, that the Evans Stockholders shall reimburse the UbiquiTel Indemnitee for its reasonable out-of-pocket expenses. After the Closing Date, the Evans Stockholders shall retain custody of the books and records of Evans (the "Records"), in safekeeping, for the joint benefit of the parties. The Evans Stockholders shall advise UbiquiTel of the location of the Records and shall make them available to UbiquiTel for inspection or copying, or shall make available to UbiquiTel copies of such Records that UbiquiTel shall request.

         6. DELAYS OR OMISSIONS, ETC. Except as provided in Section 5(a) (NOTICE AND OPPORTUNITY TO DEFEND), no delay or omission to exercise any right, power or remedy inuring to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         7. GOVERNING LAW. This Agreement shall be governed by, and construed, interpreted and applied in accordance with the internal laws of the State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in the state of New York, or if the courts of such state are not available, then to the exclusive jurisdiction of the state and federal courts of Pennsylvania, for the purposes of any action brought to enforce a right of indemnification under this Agreement. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise in any such action, any claim (i) that it is not subject to the jurisdiction of the above-named courts, (ii) that the action is brought in an inconvenient forum,
(iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or
(v) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

         8.       MISCELLANEOUS.

                  8.1 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the permitted assigns, successors, heirs, executors and administrators of the parties hereto. This Agreement may not be assigned without the written consent of UbiquiTel Parent and the Evans Stockholders and any attempted assignment without such consent shall be null and void; PROVIDED, HOWEVER, UbiquiTel Parent, UbiquiTel and the Merger Subs may assign any of its rights and obligations hereunder to any Affiliate that agrees in writing to be bound hereby.

                  8.2 AMENDMENT. The parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of the respective parties. This Agreement may not be modified or amended except by written agreement executed and delivered by each of the respective parties.

                  8.3 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by certified or registered mail, postage prepaid with return receipt requested, telecopy (with hard copy delivered by overnight courier service), or delivered by hand, messenger or overnight courier service, and shall be deemed given when received at the addresses or telecopy numbers of the parties set forth in the Merger Agreement or at such other address or telecopy number furnished in the manner provided in the Merger Agreement.

                  8.4 THIRD PARTY BENEFICIARY, ETC. There shall be no third party beneficiary hereof. Neither the availability of, nor any limit on, any remedy hereunder limits the remedies of any party hereto against third parties.

                  8.5 REFORMATION; SEVERABILITY. In case any provision hereof shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties and permit enforcement hereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If such provision is not capable of reformation, it shall be severed from this Agreement and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  8.7 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs hereof are for convenience of reference only and are not to be considered in construing this Agreement.

                  8.8 ENTIRE AGREEMENT. This Agreement (including the exhibits hereto), the Merger Agreement and Related Agreements, and the other documents delivered pursuant hereto and thereto and referenced herein and therein, constitute the full and entire understanding and agreement between the parties with respect to the subject matters set forth herein and therein and supersede any other agreements, written or oral, with regard to the subject matter hereof.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this INDEMNIFICATION AGREEMENT as of the date first set forth above.


                      UBIQUITEL COMPANIES:

                               UBIQUITEL INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                               UBIQUITEL OPERATING COMPANY

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                      UBIQUITEL AFFILIATES:

                               UVMS I, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                               UVMS II, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                               UVMS III, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                               UVMS IV, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:



                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have executed this INDEMNIFICATION AGREEMENT as of the date first set forth above.

                               UVMS V, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                               UVMS VI, INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                      EVANS

                               J.H. EVANS INC.

                               By:
                                  -------------------------------------
                               Name:
                               Title:

                      THE EVANS STOCKHOLDERS

                               IRREVOCABLE TRUST UNDER THE WILL OF
                               JOHN H. EVANS

                               By:
                                  -------------------------------------
                               Name: JANE B. VILAS
                               Title: TRUSTEE

                               J.H. EVANS FAMILY LIMITED
                               PARTNERSHIP

                               By:
                                  -------------------------------------
                               Name: JANE B. VILAS
                               Title:   GENERAL PARTNER

                               JANE BLAIR VILAS 1990 TRUST

                               By:
                                  -------------------------------------
                               Name: JOHN H. EVANS, JR.
                               Title: TRUSTEE

                               By:
                                  -------------------------------------
                               Name: DANNA JANE HOLMES
                               Title: TRUSTEE





                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have executed this INDEMNIFICATION AGREEMENT as of the date first set forth above.

                               THE DAN AND DANNA HOLMES
                               CHARITABLE REMAINDER TRUST II

                               By:
                                  -------------------------------------
                               Name:  DAN HOLMES
                               Title: TRUSTEE

                               By:
                                  -------------------------------------
                               Name:  DANNA JANE HOLMES
                               Title: TRUSTEE

                               By:
                                  -------------------------------------
                               Name:    VAN NEWELL
                               Title:   SPECIAL TRUSTEE

                               THE JOHN AND WENDY EVANS
                               CHARITABLE REMAINDER TRUST II

                               By:
                                  -------------------------------------
                               Name:  JOHN H. EVANS, JR.
                               Title: TRUSTEE

                               By:
                                  -------------------------------------
                               Name:  WENDY EVANS
                               Title: TRUSTEE

                               By:
                                  -------------------------------------
                               Name:    VAN NEWELL
                               Title:   SPECIAL TRUSTEE








                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

                                    EXHIBIT A

                               EVANS STOCKHOLDERS

         The Evans signatories to this Agreement constitute the holders of at least 95% of the issued and outstanding stock of J.H. Evans, Inc.